UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 6, 2017

GOLDEN EAGLE INTERNATIONAL, INC.
(Name of registrant as specified in its charter)

Colorado	0-23726	84-1116515
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

1 Park Plaza, Suite 600
Irvine, CA  92614
Address of principal executive offices

(949) 627-8977
Telephone number, including
Area code

_____________________________________________
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The Company has entered into an agreement with Assured Performance Network of Laguna Niguel, CA to provide digital marketing services to Assured Performance's network of approximately 3,000 Certified Automobile Collision Repair Shops throughout the US. The services to be provided by the Company include directory listings and digital signage. Assured Performance certifies automobile collision repair shops throughout North America for manufacturers of nearly two-thirds of all vehicles on the road today in the US.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 6, 2017.

GOLDEN EAGLE INTERNATIONAL, INC.

By:	/s/ Robert W. Ferguson
Robert W. Ferguson
Chief Executive Officer